                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 30, 2004
                                 --------------
                Date of Report (Date of earliest event reported)



                              MCKESSON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                         (State or other jurisdiction of
                                 incorporation)

         1-13252                                           94-3207296
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)




                                 MCKESSON PLAZA
                    ONE POST STREET, SAN FRANCISCO, CA 94104
                    ----------------------------------------
                     Address of Principal Executive Offices

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 983-8300
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            99. Recast Condensed Consolidated Operating Information by Business Segment for Fiscal 2003 and Fiscal 2004

ITEM 9.  REGULATION FD DISCLOSURE.

      McKesson Corporation (the "Company") today is providing to investors quarterly Recast Condensed Consolidated Operating Information by Business Segment for Fiscal 2003 and Fiscal 2004. This information was already provided on an annual basis by the Company on April 29, 2004 in the Press Tables which accompanied its Earnings Release for the Fourth Quarter and Fiscal Year Ended March 31, 2004, filed yesterday on Form 8-K.

      For any person that requests it, the Company typically distributes in electronic format its earnings release and accompanying press tables, both of which are concurrently posted on its website. Yesterday, in making certain of its electronic distributions, the Company included an Excel spreadsheet containing certain data that was both irrelevant and erroneous. Specifically, Table VI of the Excel spreadsheet inadvertently contained a factually incorrect, un-reviewed set of columns labeled "OPEN: FY05 Pro Forma Budget." The numbers in these columns do not represent the Company's final plan from which we provided our Fiscal 2005 earnings per share guidance of $2.20 to $2.35. This guidance is supported by the Company's approved Fiscal 2005 plan. The set of columns labeled "OPEN: FY05 Pro Forma Budget" had been keyed into the spreadsheet merely as a placeholder, and was never updated or reviewed.

      Table VI of the Excel spreadsheet also included quarterly recast segment data for Fiscal 2003 and Fiscal 2004 that is correct. The Company already provided this data on an annual basis in its Press Tables filed yesterday, and the quarterly data is now being filed as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         McKesson Corporation

Date:  April 30, 2004                    By:  /s/ Jeffrey C. Campbell
                                             -----------------------------------
                                             Jeffrey C. Campbell
                                             Executive Vice President and Chief
                                             Financial Officer


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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                     DESCRIPTION OF DOCUMENT
  -------                    -----------------------

    99 Recast Condensed Consolidated Operating Information by Business Segment for Fiscal 2003 and Fiscal 2004


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